Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Activity of Loans to Related Parties

The following table is a summary of activity of loans to related parties for the periods indicated.

	Year Ended December 31,
	2012	2011	2010
	(Dollars in thousands)
Balance – beginning of year	$2,150	$3,374	$8,174
New loans and advances	19,778	16,978	9,258
Repayments	(19,447)	(18,202)	(13,648)
Change in composition of related parties	45	—	(410)

Balance – end of year	$2,526	$2,150	$3,374